Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder New York Tax-Free Income Fund, a series of Scudder State Tax-Free Income Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 2, 2005                                      /s/ Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Scudder California Tax-Free
                                                 Income Fund, Scudder Florida
                                                 Tax-Free Income Fund, Scudder
                                                 New York Tax-Free Income Fund,
                                                 a series of Scudder State
                                                 Tax-Free Income Series



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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder California Tax-Free Income Fund, Scudder Florida Tax-Free Income Fund, Scudder New York Tax-Free Income Fund, a series of Scudder State Tax-Free Income Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 2, 2005                                      /s/ Paul Schubert
                                                 Paul Schubert
                                                 Chief Financial Officer
                                                 Scudder California Tax-Free
                                                 Income Fund, Scudder Florida
                                                 Tax-Free Income Fund, Scudder
                                                 New York Tax-Free Income Fund,
                                                 a series of Scudder State
                                                 Tax-Free Income Series